Cedar Ridge Unconstrained Credit Fund (the “Fund”)
Investor Class: (Ticker Symbol: CRUPX)
Institutional Class: (Ticker Symbol: CRUMX)

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated October 26, 2017, to the
Prospectus dated April 1, 2017.

Effective November 1, 2017 (the “Effective Date”), the redemption fee for the Cedar Ridge Unconstrained Credit Fund will be removed. Accordingly, as of the Effective Date, all references to the redemption fee in the Prospectus are deleted in their entirety.

In addition, as of the Effective Date, certain minimum investments required to open an account or add to an account will change. As a result, as of the Effective Date, the table under “Purchase and Sale of Fund Shares” on page 8 and under “Buying Fund Shares” on page 25 of the Prospectus is deleted in its entirety and replaced with the following:

Minimum Investments	To Open Your Account	To Add to Your Account
Investor Class
Direct Regular Accounts	$2,500	$100
Direct Retirement Accounts	$500	$100
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$100
Institutional Class
Direct Regular Accounts	$1,000,000	$100
Direct Retirement Accounts	$1,000,000	$100
Automatic Investment Plan	$1,000,000	$100
Gift Account For Minors	$1,000,000	$100

In addition, as of the Effective Date, the paragraph below the table under “Buying Fund Shares” on page 25 of the Prospectus is deleted and replaced with the following:

Shares of the Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Fund to receive purchase orders. A financial intermediary may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling Fund shares. Certain features of the shares of the Fund, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by a financial intermediary. You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and the Fund may, from time to time, reduce or waive the minimum initial investment amounts. The minimum investment to purchase Institutional Class shares does not apply to certain fee-based advisory programs. The minimum initial investment amount is automatically waived for Fund shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates.

Please file this Supplement with your records.